                                  EXHIBIT 99.2

                            ECHOSTAR DBS CORPORATION

                         NOTICE OF GUARANTEED DELIVERY
                          6 3/8% SENIOR NOTES DUE 2011
                      FLOATING RATE SENIOR NOTES DUE 2008
                          5 3/4% SENIOR NOTES DUE 2008

         As set forth in the Prospectus dated March__, 2004 (the "Prospectus") of EchoStar DBS Corporation (the "Issuer") and its subsidiaries under the caption "The Exchange Offer-How to Tender" and the Letter of Transmittal for the Issuer's 5 3/4% Senior Notes due 2008; 6 3/8% Senior Notes due 2011; and Floating Rate Senior Notes due 2008 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the above-referenced notes (the "Old Notes") are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date (as defined below). Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

            To: U.S. Bank National Association(the "Exchange Agent")

           By facsimile:               By mail/hand delivery/overnight delivery:

          (651) 495-8158                   U.S. Bank National Association
  Attn: Specialized Finance Group         Attn: Specialized Finance Group
      Confirm by telephone to                  60 Livingston Avenue
         (800) 934-6802                      St. Paul, Minnesota 55107

         Delivery of this instrument to an address other than as set forth above or transmittal of this instrument to a facsimile or telex number other than as set forth above does not constitute a valid delivery.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

         The Exchange Offer will expire at ____, Eastern Standard Time, on __________________, 2004, unless extended by the Issuer. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuer.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

________________________________________________________________________________

                                   SIGNATURES

________________________________________________________________________________
Signature of Owner

________________________________________________________________________________
Signature of Owner (if more than one)

Dated:_________________________________

Name(s): _______________________________________________________________________
         (Please Print)

Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Include Zip Code)

Area and Telephone Number:______________________________________________________

Capacity (full title), if signing in a representative capacity:_________________

Taxpayer Identification or Social Security Number:______________________________

Principal amount of Old Notes Exchanged: $______________________________________

Certificate Nos. of Old Notes (if available):___________________________________

________________________________________________________________________________

IF OLD NOTES WILL BE DELIVERED BY BOOK-ENTRY TRANSFER, PROVIDE THE DEPOSITORY TRUST COMPANY ("DTC") ACCOUNT NO.:

Account No.:____________________________________________________________________

                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-describe securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange act of 1934, (b) that such tender of the above-described securities complies with Rule 10b-4, and (c) that delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five New York Stock Exchange trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

________________________________________________________________________________
Name of Firm

________________________________________________________________________________
Number and Street or P.O. Box

________________________________________________________________________________
City                                   State                   Zip Code

Telephone No.:__________________________________________________________________

Fax No.:________________________________________________________________________

________________________________________________________________________________
(Authorized Signature)

Title:__________________________________________________________________________

Date:___________________________________________________________________________

NOTE: DO NOT SEND CERTIFICATES REPRESENTING NOTES WITH THIS NOTICE. NOTES HOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL